EXHIBIT 20.4


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for July 25, 2000, the Remittance date.

                                   Due period ended: July 1, 2000
----------------------------------------------------------------------------------------------------
    1 Total Actual Principal Collections                          765,145.57
    2 Total Permanent Buydown Companion Interest                    8,484.16
    3 Total Actual Interest Collections                           883,191.33
    4 Less Service Fees Service Fees Previously Remitted           50,344.57
    5 Additional Proceeds                                               0.00
                                                         --------------------
    6      Total Collections:                                   1,606,476.49

    7 Pre-Funding Account Transfer                                      0.00
    8 Interest Coverage Account Transfer                               58.57
    9 Deferred Interest Coverage Account Transfer                   2,072.26
                                                         --------------------
   10      Aggregate Amount Received:                           1,608,607.32

      Monthly Advances

   11 Monthly Advance                                              94,508.64
   12 Compensating Interest                                         3,815.43
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   16      Available Remittance Amount:                         1,706,931.39

   17 Service Fees                                                    118.52
   18 Expense Account Deposit @ 0.012 bp:                           1,038.59
                                                         --------------------
   19      Adjusted Remittance Amount:                          1,705,774.28

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      1,705,774.28
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         16,112.44
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        1,689,661.84
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                         --------------------
      Total Remaining Amount Available:                                 0.00
                                                         ====================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
----------------------------------------------------------------------------------------------------

                                          Page 1 of 4


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for July 25, 2000, the Remittance date.

                                   Due period ended: July 1, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                Total             Class 1A                      Equity Certificate
                                                                -----             --------                      ------------------
   31 Loans Outstanding - BOM                                           1804
   32 Original Loan Balance                                   103,859,315.68     103,859,315.68
   34 Pre-Funding Account Balance                                       0.00               0.00
   35 Initial Overcollateralization                             6,419,509.82       6,419,509.82
   36 Realized Losses, LTD                                              0.00               0.00
   38 Carryforward Amount                                               0.00               0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         ---------------------------------------
   40 Total Class Note Principal Balance                       97,439,805.86      97,439,805.86
   41      Group Factor per Loan Balance                        103.8593157%       103.8593157%
   42      Group Factor per Class Note Balance                   97.4398059%        97.4398059%
   43 Excess Spread                                                     0.00                                            0.00
   44 Cross Collateral Withdrawal                                       0.00                                            0.00
   45 Cross Collateral Deposit                                          0.00               0.00
   46 Additional Principal due Note A                             376,535.78         376,535.78
   47 Interest Remittance @ Pass-Through Rates                    547,980.49         547,980.49

      Principal Additions:
   48           Number of loans                                            0                  0
   49           Transfers from Pre-Funding Account                      0.00               0.00

      Principal Reductions:

   50           Prepayments - Number                                      17                 17
   51           Prepayments - Dollar                              673,639.44         673,639.44
   52           Delinquent Loans Repurchased - Number                      0               0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   54           Net Liquidation Proceeds                                0.00               0.00
   55           Curtailments                                            0.00               0.00
   56           Normal and Excess Payments                         91,506.13          91,506.13
   57           Pre-Funding Account Transfer                            0.00               0.00
                                                         ------------------------------------------------------------------------
   58 Total Principal Remittance                                  765,145.57         765,145.57
   59 Additional Principal Reduction                              376,535.78         376,535.78
                                                         ------------------------------------------------------------------------
   60 Total Remittance                                          1,689,661.84       1,689,661.84                         0.00
                                                         ========================================================================
   61 Current Month Realized Loss - Number                                 0                                               0
   62 Current Month Realized Loss - Dollar                              0.00                                            0.00

   61 LTD Realized Loss - Number                                           0
   62 LTD Realized Loss - Dollar                                        0.00
      Class Note Principal Balance - EOM

   64 Loans Outstanding - EOM                                           1787
   65 Closing Loan Balance                                    103,094,170.11     103,094,170.11
   67 Pre-Funding Account Balance                                       0.00               0.00
   68 Additional Principal Reduction, LTD                       6,796,045.60       6,796,045.60
   69 Realized losses, LTD                                              0.00               0.00
   71 Aggregate Unpaid Principal Balance of Delinquent
   72    Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         ------------------------------------------------------------------------
   73 Total Class Note Principal Balance                       96,298,124.51      96,298,124.51
   74      Group Factor per Loan Balance                        103.0941701%       103.0941701%
   75      Group Factor per Class Note Balance                   96.2981245%        96.2981245%
----------------------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for July 25, 2000, the Remittance date.

                                   Due period ended: July 1, 2000
---------------------------------------------------------------------------------------------------------------
                                                                Total            Class A-1
                                                                -----            ---------
   76 Weighted Note Rate - THIS Remittance                    11.43374%
   77 Weighted Note Rate - NEXT Remittance                    11.42901%

   78 Related Remittance Period for Libor Rate                26-Jun-00             thru           24-Jul-00
   79 Days in Related Period                                     29

   80 Pass-Through Rates                                                          6.98125%

   81 Weighted Average Remaining Term                          253.79

   82 Original Pool - Principal Balance                        65,333,204.47      65,333,204.47
   84 Original Pool - Pre-Funding Account                      39,929,953.42      39,929,953.42
   85 Original Pool - Additional Principal Reduction            5,263,157.89       5,263,157.89
                                                         ---------------------------------------
   86 Original Pool Total                                     100,000,000.00     100,000,000.00
   87 Original Pool - Number of Loans

      -----------------------------------------------------------------------------------------------------------

      Class A Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   88 Additional Principal Reduction, LTD                       6,419,509.82         376,535.78     6,796,045.60
   89 Cross Collateral Deposits                                         0.00               0.00             0.00
   90 Realized Losses, LTD                                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   92 Overcollateralization of Principal                        6,419,509.82         376,535.78     6,796,045.60
                                                         ========================================================

   93 Base Overcollateralization Required                                                          10,052,631.58
   94 Required Overcollateralization Amount                                                        10,052,631.58

      Aggregate Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   95 Class 1A Overcollateralization of Principal               6,419,509.82         376,535.78     6,796,045.60
   96 Class 2A Overcollateralization of Principal               8,296,253.19         505,330.58     8,801,583.77
                                                         --------------------------------------------------------
   97 Overcollateralization of Principal                       14,715,763.01         881,866.36    15,597,629.37
                                                         ========================================================

   98 Base Aggregate Overcollateralization Required                                                21,714,928.38
   99 Required Aggregate Overcollateralization Amount                                              21,714,928.38

      Current Month Subordinated Amount                     Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------

  100 Original Subordinated Amount                             16,052,631.58        N/A            16,052,631.58
  101 Less: Cumulative Realized Losses                                  0.00               0.00             0.00
  102 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                         --------------------------------------------------------
  103 Current Subordinated Amount                              16,052,631.58                       16,052,631.58
                                                         ========================================================

      Nonrecoverable Advance Reconciliation

  104 Beginning of Month                                                                   0.00
  105 Current Month Unpaid Nonrecoverable Advance                                          0.00
  106 Less: Current Month Reimbursement                                                    0.00
                                                                             -------------------
  107 End of Month                                                                         0.00
---------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for July 25, 2000, the Remittance date.

                                   Due period ended: July 1, 2000
---------------------------------------------------------------------------------------------------
                                                                                   Class
                                                                Total                A1
                                                         ---------------------------------------
  108 Total Class Note Principal - Original Pool             $100,000,000.00    $100,000,000.00
  109 Interest Remittance Amount                                  547,980.49         547,980.49
  110 Interest Rate Factor / 1000                                   5.479805           5.479805

  111 Total Principal Collections                                 765,145.57         765,145.57
  112 Prefunding Account Transfer                                       0.00               0.00
  113 Additional Principal Reduction                              376,535.78         376,535.78
                                                         ---------------------------------------
  114 Principal Remittance Amount                               1,141,681.35       1,141,681.35
  115 Principal Payment Factor/1000                                11.416813          11.416813
  116 Principal Factor                                            962.981245         962.981245

  117 Prior Month Principal Factor                                974.398059         974.398059
---------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for July 25, 2000, the Remittance date.

                                   Due period ended: July 1, 2000
----------------------------------------------------------------------------------------------------
    1 Total Actual Principal Collections                        1,700,659.32
    3 Total Actual Interest Collections                         1,150,701.23
    4 Less Service Fees Service Fees Previously Remitted           66,276.26
    5 Additional Proceeds                                               0.00
                                                         --------------------
    6      Total Collections:                                   2,785,084.29

    7 Pre-Funding Account Transfer                                      0.00
    8 Interest Coverage Account Transfer                                4.86
    9 Deferred Interest Coverage Account Transfer                       0.00
                                                         --------------------
   10      Aggregate Amount Received:                           2,785,089.15

      Monthly Advances

   11 Monthly Advance                                             193,612.32
   12 Compensating Interest                                         5,123.15
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   16      Available Remittance Amount:                         2,983,824.62

   17 Service Fees on Interest Coverage                                 0.00
   18 Expense Account Deposit @ 0.012bp:                            1,441.28
                                                         --------------------
   19      Adjusted Remittance Amount:                          2,982,383.34

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      2,982,383.34
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         22,355.11
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        2,960,028.23
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                         --------------------
      Total Remaining Amount Available:                                 0.00
                                                         ====================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
----------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for July 25, 2000, the Remittance date.

                                   Due period ended: July 1, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                Total             Class 2A                     Equity Certificates
                                                                -----             --------                     -------------------
   31 Loans Outstanding - BOM                                           1591
   32 Original Loan Balance                                   144,127,573.09     144,127,573.09
   34 Pre-Funding Account Balance                                       0.00               0.00
   35 Initial Overcollateralization                             8,296,253.19       8,296,253.19
   36 Realized Losses, LTD                                              0.00               0.00
   38 Carryforward Amount                                               0.00               0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         ---------------------------------------
   40 Total Class Note Principal Balance                      135,831,319.90     135,831,319.90
   41      Group Factor per Loan Balance                        103.6889015%       103.6889015%
   42      Group Factor per Note Balance                         97.7203740%        97.7203740%
   43 Excess Spread                                                     0.00                                           0.00

   44 Cross Collateral Withdrawal                                       0.00                                           0.00
   45 Cross Collateral Deposit                                          0.00               0.00
   46 Additional Principal due Class A                            505,330.58         505,330.58
   47 Interest Remittance @ Pass-Through Rates                    754,038.33         754,038.33

      Principal Additions:
   48           Number of loans                                            0                  0
   49           Transfers from Pre-Funding Account                      0.00               0.00

      Principal Reductions:

   50           Prepayments - Number                                      10                 10
   51           Prepayments - Dollar                            1,608,250.85       1,608,250.85
   52           Delinquent Loans Repurchased - Number                      0               0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   54           Net Liquidation Proceeds                                0.00               0.00
   55           Curtailments                                            0.00               0.00
   56           Normal and Excess Payments                         92,408.47          92,408.47
   57           Pre-Funding Account Transfer                            0.00               0.00
                                                         ------------------------------------------------------------------------
   58 Total Principal Remittance                                1,700,659.32       1,700,659.32
   59 Additional Principal Reduction                              505,330.58         505,330.58
                                                         ------------------------------------------------------------------------
   60 Total Remittance                                          2,960,028.23       2,960,028.23                        0.00
                                                         ========================================================================
   61 Current Month Realized Loss - Number                                 0                                              0
   62 Current Month Realized Loss - Dollar                              0.00                                           0.00

   63 LTD Realized Loss - Number                                           0
   64 LTD Realized Loss - Dollar                                        0.00
      Class Note Principal Balance - EOM

   65 Loans Outstanding - EOM                                           1581
   66 Closing Loan Balance                                    142,426,913.77     142,426,913.77
   67 Pre-Funding Account Balance                                       0.00               0.00
   68 Additional Principal Reduction, LTD                       8,801,583.77       8,801,583.77
   69 Realized losses, LTD                                              0.00               0.00
   70 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         ------------------------------------------------------------------------
   71 Total Class Note Principal Balance                      133,625,330.00     133,625,330.00
   72      Group Factor per Loan Balance                        102.4654056%       102.4654056%
   73      Group Factor per Class Note Balance                   96.1333309%        96.1333309%

----------------------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for July 25, 2000, the Remittance date.

                                   Due period ended: July 1, 2000
-----------------------------------------------------------------------------------------------------------------
                                                                Total            Class A-2
                                                                -----            ---------
   74 Weighted Note Rate - THIS Remittance                    11.33581%
   75 Weighted Note Rate - NEXT Remittance                    11.33347%

   76 Related Remittance Period for Libor Rate                26-Jun-00             thru           24-Jul-00
   77 Days in Related Period                                     29

   78 Pass-Through Rates                                                          6.89125%

   79 Weighted Average Remaining Term                          354.17

   80 Original Pool - Principal Balance                        90,300,887.85      90,300,887.85
   81 Original Pool - Pre-Funding Account                      55,477,822.18      55,477,822.18
   82 Original Pool - Additional Principal Reduction            6,778,710.03       6,778,710.03
                                                         ---------------------------------------
   83 Original Pool Total                                     139,000,000.00     139,000,000.00
   84 Original Pool - Number of Loans                            966

-----------------------------------------------------------------------------------------------------------------

      Class A Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   85 Additional Principal Reduction, LTD                       8,296,253.19         505,330.58     8,801,583.77
   86 Cross Collateral Deposits                                         0.00               0.00             0.00
   87 Realized Losses, LTD                                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   88 Overcollateralization of Principal                        8,296,253.19         505,330.58     8,801,583.77
                                                         ========================================================

   89 Base Overcollateralization Required                                                          11,662,296.80
   90 Required Overcollateralization Amount                                                        11,662,296.80

      Aggregate Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   91 Class 1A Overcollateralization of Principal               6,419,509.83         376,535.78     6,796,045.61
   92 Class 2A Overcollateralization of Principal               8,296,253.19         505,330.58     8,801,583.77
                                                         --------------------------------------------------------
   93 Overcollateralization of Principal                       14,715,763.02         881,866.36    15,597,629.38
                                                         ========================================================

   94 Base Aggregate Overcollateralization Required                                                21,714,928.38
   95 Required Aggregate Overcollateralization Amount                                              21,714,928.38

      Current Month Subordinated Amount                     Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------

   96 Original Subordinated Amount                             20,044,572.63        N/A            20,044,572.63
   97 Less: Cumulative Realized Losses                                  0.00               0.00             0.00
   98 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   99 Current Subordinated Amount                              20,044,572.63                       20,044,572.63
                                                         ========================================================

      Nonrecoverable Advance Reconciliation

  100 Beginning of Month                                                                   0.00
  101 Current Month Unpaid Nonrecoverable Advance                                          0.00
  102 Less: Current Month Reimbursement                                                    0.00
                                                                             -------------------
  103 End of Month                                                                         0.00
------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for July 25, 2000, the Remittance date.

                                   Due period ended: July 1, 2000
------------------------------------------------------------------------------------------------------
                                                                                   Class
                                                                Total                A2
                                                         ---------------------------------------
  104 Total Class Note Principal - Original Pool             $139,000,000.00    $139,000,000.00
  105 Interest Remittance Amount                                  754,038.33         754,038.33
  106 Interest Rate Factor / 1000                                   5.424736           5.424736

  107 Total Principal Collections                               1,700,659.32       1,700,659.32
  108 Prefunding Account Transfer                                       0.00               0.00
  109 Additional Principal Reduction                              505,330.58         505,330.58
                                                         ---------------------------------------
  110 Principal Remittance Amount                               2,205,989.90       2,205,989.90
  111 Principal Payment Factor/1000                                15.870431          15.870431
  112 Principal Factor                                            961.333309         961.333309

  113 Prior Month Principal Factor                                977.203740         977.203740
------------------------------------------------------------------------------------------------------